UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 23, 2012

SHOE CARNIVAL, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-21360	35-1736614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 East Columbia Street, Evansville, IN	47715
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(812) 867-6471

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On March 23, 2012, Shoe Carnival, Inc. (the "Company") issued a press release announcing that its Board of Directors has authorized a three-for-two stock split of the shares of the Company's common stock.  The stock split will be effected by the payment of a stock dividend of one share on each two shares of common stock to shareholders of record at the close of business on Friday, April 13, 2012.  The stock dividend will be paid on Friday, April 27, 2012.  A copy of this press release is attached hereto as Exhibit 99.1 and the information set forth therein is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits:

    The following item is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Exhibits
99.1	Press Release of Registrant dated March 23, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE CARNIVAL, INC.
(Registrant)

Dated: March 23, 2012	By:	/s/ W. Kerry Jackson
W. Kerry Jackson
Executive Vice President and Chief Financial Officer

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